UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2010

NetREIT
 (Exact name of registrant as specified in its charter)

CALIFORNIA	000-53673	33-0841255
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1282 Pacific Oaks Place Escondido, California	92029
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 471-8536

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This amendment to the Current Report on Form 8-K filed with the Securities and Exchange Commission filed on May 27, 2010 (the “Form 8-K”) by NetREIT (the “Company”) amends and restates the Form 8-K to include (i) information unintentionally omitted, (ii) the results of the reconvened meeting of the Company’s shareholders held on May 28, 2008 and (iii) corrects the item number of such Form 8-K to reference Item 5.07 instead of Item 8.01.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual Meeting of the Shareholders of NetREIT (the “Company”) was held on May 21, 2010 (the “Annual Meeting”). Of the 10,746,555 shares of common stock issued and outstanding and eligible to vote as of the record date of March 30, 2010, a quorum of 6,251,258 million shares, or 58.17% of the eligible shares, were present in person or represented by proxy. Of the 50,200 shares of Series AA Preferred Stock issued and outstanding and eligible to vote as of the record date of March 30, 2010, 13,800 shares, or 27.5% of the eligible shares, were present in person or represented by proxy. Because the number of shares of Series AA Preferred Stock present in person or represented by proxy was less than a quorum of such class, the meeting was adjourned pursuant to Proposal 5 with regards to Proposal 2 and Sub-Proposals 3A, 3E and 3I (summarized below), each of which required the separate class vote of the holders of Series AA Preferred Stock, to be recommenced at the Company’s headquarters at 9:00 a.m. on May 28, 2010. The meeting was recommenced at 9:00 a.m. on May 28, 2010 (the “Recommenced Meeting”), and a quorum of 31,800 shares of Series AA Preferred Stock, or 63.35% of the eligible shares of Series AA Preferred Stock, were present in person or represented by proxy.
The following actions were taken at the Annual Meeting and the Recommenced Meeting.

(1)	Proposal 1: Reelection of the following Directors of the Company.

		Withheld
	Voted For	Authority
William Allen	6,144,831	106,427
David Bruen	6,142,889	108,370
Larry G. Dubose	6,142,610	108,649
Jack K. Heilbron	6,143,164	108,095
Sumner J. Rollings	6,148,401	102,857
Thomas E. Schwartz	6,133,527	117,731
Bruce Staller	6,137,097	114,161

(2)
Proposal 2: Approval of a change in the Company’s state of incorporation from California to Maryland by means of merger of the Company with and into a newly formed, wholly owned subsidiary Maryland corporation (the “Reincorporation”). The voting results were (i) 6,022,562 shares of common stock voting for, 106,493 shares of common stock voting against, and 122,203 shares of common stock abstaining, with no broker non-votes and (ii) 31,800 shares of Series AA Preferred Stock voting for, no shares of Series AA Preferred Stock voting against, and no shares of Series AA Preferred Stock abstaining.

(3A)
Sub-Proposal 3A: Approval of an amendment of the range of authorized Directors and fixing the number of Directors at eight (8). The voting results were (i) 6,028,207 shares of common stock voting for, 91,561 shares of common stock voting against, and 131,490 shares of common stock abstaining, with no broker non-votes and (ii) 31,800 shares of Series AA Preferred Stock voting for, no shares of Series AA Preferred Stock voting against, and no shares of Series AA Preferred Stock abstaining.

(3B)
Sub-Proposal 3B: Approval of the grant of authority to the Board to adjust the Company’s quorum requirements. The voting results were 5,975,094 shares of common stock voting for, 138,638 shares of common stock voting against, and 137,527 shares of common stock abstaining, with no broker non-votes. The approval of the Series AA Preferred Stock was not required for this Sub-Proposal.

(3C)
Sub-Proposal 3C: Approval of the grant of authority to the Board to amend the Company’s bylaws. The voting results were 5,900,779 shares of common stock voting for, 198,142 shares of common stock voting against, and 152,337 shares of common stock abstaining, with no broker non-votes. The approval of the Series AA Preferred Stock was not required for this Sub-Proposal.

(3D)
Sub-Proposal 3D: Approval of changes to the Company’s charter amendment provisions. The voting results were 5,902,788 shares of common stock voting for, 186,722 shares of common stock voting against, and 161,748 shares of common stock abstaining, with no broker non-votes. The approval of the Series AA Preferred Stock was not required for this Sub-Proposal.

(3E)
Sub-Proposal 3E: Approval of the modification of the director election rights of the Series AA Preferred Stock. The voting results were (i) 5,926,850 shares of common stock voting for, 160,763 shares of common stock voting against, and 163,645 shares of common stock abstaining, with no broker non-votes and (ii) 31,800 shares of Series AA Preferred Stock voting for, no shares of Series AA Preferred Stock voting against, and no shares of Series AA Preferred Stock abstaining.

(3F)
Sub-Proposal 3F: Approval of modification to restrictions on the transfer of the Company’s shares. The voting results were 5,930,099 shares of common stock voting for, 144,460 shares of common stock voting against, and 176,700 shares of common stock abstaining, with no broker non-votes. The approval of the Series AA Preferred Stock was not required for this Sub-Proposal.

(3G)
Sub-Proposal 3G: Approval of the addition of certain shareholder nomination and proposals requirements to the Company’s charter. The voting results were 5,952,697 shares of common stock voting for, 137,818 shares of common stock voting against, and 160,744 shares of common stock abstaining, with no broker non-votes. The approval of the Series AA Preferred Stock was not required for this Sub-Proposal.

(3H)
Sub-Proposal 3H: Approval of the removal of the provisions of the Company’s bylaws pertaining to its Investment Policies and Advisory Contracts. The voting results were 5,858,484 shares of common stock voting for, 201,655 shares of common stock voting against, and 191,120 shares of common stock abstaining, with no broker non-votes. The approval of the Series AA Preferred Stock was not required for this Sub-Proposal.

(3I)
Sub-Proposal 3I: Approval of a change in the par value of the Company’s stock. The voting results were (i) 5,881,090 shares of common stock voting for, 183,566 shares of common stock voting against, and 186,603 shares of common stock abstaining, with no broker non-votes and (ii) 31,800 shares of Series AA Preferred Stock voting for, no shares of Series AA Preferred Stock voting against, and no shares of Series AA Preferred Stock abstaining.

(3J)
Sub-Proposal 3J: Approval of (a) the removal of the “business combinations” provisions of the Company’s bylaws, and (b) the Company’s election to be subject to the provisions of the Maryland Business Combination Statute. The voting results were 5,922,983 shares of common stock voting for, 166,978 shares of common stock voting against, and 161,298 shares of common stock abstaining, with no broker non-votes. The approval of the Series AA Preferred Stock was not required for this Sub-Proposal.

(3K)
Sub-Proposal 3K: Approval of the removal of the Company’s annual shareholder meeting deadline. The voting results were 5,834,813 shares of common stock voting for, 245,291 shares of common stock voting against, and 171,155 shares of common stock abstaining, with no broker non-votes. The approval of the Series AA Preferred Stock was not required for this Sub-Proposal.

(4)
Proposal 4: Ratification of the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP to serve as the Company’s independent auditors for the fiscal year ending December 31, 2010. The voting results were 6,025,502 shares of common stock voting for, 75,128 shares of common stock voting against, and 150,629 shares of common stock abstaining, with no broker non-votes. The approval of the Series AA Preferred Stock was not required for this Proposal.

(5)
Proposal 5: Approval of the adjournment of the Annual Meeting, if deemed necessary, to permit further solicitation of proxies, regardless of whether there are sufficient shares represented at the meeting to constitute a quorum for transaction of business. The voting results were 5,947,125 shares of common stock voting for, 147,406 shares of common stock voting against, and 156,728 shares of common stock abstaining, with no broker non-votes. The approval of the Series AA Preferred Stock was not required for this Proposal.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NetREIT
Date: June 4, 2010	By:	/s/ Kenneth Elsberry
		Name:	Kenneth Elsberry
		Title:	Chief Financial Officer